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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 9, 2000



                               PENTON MEDIA, INC.
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               (Exact Name of Registrant as Specified in Charter)




            Delaware                        1-14337             36-2875386
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(State or Other Jurisdiction of     (Commission File No.)    (IRS Employer
        Incorporation)                                       Identification No.)



   1100 Superior Avenue, Cleveland, Ohio                           44114
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 (Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:  216/696-7000



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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On June 9, 2000, the Board of Directors of Penton Media, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $0.01 per share (the "Common Shares"), of the Company outstanding at the close of business on June 27, 2000 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of June 9, 2000 (the "Rights Agreement"), between the Company and Harris Trust and Savings Bank, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  4.1 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)(filed as Exhibit
                                    4.1 to the Company's Form 8-A on June 12,
                                    2000 and incorporated by reference herein)

                  99.1              Press release, dated June 9, 2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PENTON MEDIA, INC.



                                         By: /s/ Joseph G. NeCastro
                                             -----------------------
                                         Name:   Joseph G. NeCastro
                                         Title:  Chief Financial Officer

Date:      June 12, 2000




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                                INDEX TO EXHIBITS




        EXHIBIT
        NUMBER          EXHIBIT
        ------          -------

          4.1 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)(filed as Exhibit
                        4.1 to the Company's Form 8-A on June 12, 2000 and incorporated by reference herein)

         99.1           Press release, dated June 9, 2000




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